COLONIAL NEWPORT TIGER CUB FUND
                           COLONIAL NEWPORT JAPAN FUND

                   Supplement to Prospectus dated June 3, 1996
                 (Replacing Supplement dated September 12, 1996)

The following is hereby added immediately prior to the paragraph entitled "Shareholder Services" under the caption HOW TO BUY SHARES:

Class A shares of the Fund may also be purchased at net asset value by (i) investment advisers or financial planners who have entered into agreements with the Distributor (or who maintain a master account with a broker or agent that has entered into such an agreement) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (ii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts," where the plans are administered by firms that have entered into agreements with the Distributor or the Transfer Agent.

Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The third paragraph under the caption HOW TO BUY SHARES is revised in its entirety as follows:

The Fund also offers Class Z shares which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates. Class Z shares have no initial or contingent deferred sales charge and no Rule 12b-1 fee. Otherwise, Class Z share expenses are the same as for Classes A, B and D shares. Class Z shares may be exchanged at net asset value for the Class A shares of any other Colonial fund.

D-896C-1096                         October 25, 1996


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